UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2015

CATAMARAN CORPORATION

(Exact name of registrant as specified in charter)

000-52073

(Commission File Number)

Yukon Territory, Canada	98-0167449
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

1600 McConnor Parkway

Schaumburg, Illinois 60173-6801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 282-3232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into a Material Definitive Agreement.

On March 29, 2015, Catamaran Corporation, a corporation continued under the laws of Yukon Territory, Canada (“Catamaran”), entered into an Arrangement Agreement (the “Arrangement Agreement”) with UnitedHealth Group Incorporated, a corporation incorporated under the laws of the State of Minnesota, USA (“Parent”), and 1031387 B.C. Unlimited Limited Liability Company, an unlimited liability company incorporated under the laws of the Province of British Columbia, Canada and a wholly-owned subsidiary of Parent (“Purchaser”).

The Arrangement Agreement provides, among other things, that, in accordance with a Plan of Arrangement and the transactions contemplated thereby, Parent will acquire, directly or indirectly, all of the issued and outstanding common shares (each, a “Common Share”) of Catamaran pursuant to a statutory “arrangement” (the “Arrangement”) under Section 195 of the Business Corporations Act (Yukon) (the “YBCA”), resulting in Catamaran becoming an indirect, wholly owned subsidiary of Parent.

Each holder of Common Shares immediately prior to the consummation of the Arrangement who has not exercised and perfected dissenter rights will receive in respect of each Common Share owned by such holder $61.50 in cash, without interest (the “Arrangement Consideration”).

Outstanding Catamaran equity awards immediately prior to the consummation of the Arrangement will generally be subject to the following treatment:

•	each outstanding Catamaran option granted prior to January 1, 2014 will vest and be cancelled in exchange for the right to receive an amount in cash equal to the product of the number of Common Shares subject to such options, multiplied by the excess, if any, of the Arrangement Consideration over the exercise price per Common Share for such option, less any withholding taxes;

•	each outstanding Catamaran option granted on or after January 1, 2014 will be converted into an option to purchase common shares of Parent (the “Parent Shares”) based on the equity award conversion ratio set forth in the Arrangement Agreement; provided, that, (i) the exercise price of each such option will be adjusted based on the equity award conversion ratio set forth in the Agreement, and (ii) each option will remain subject to all other terms and conditions applicable to such option (including vesting and exercisability terms) immediately prior to the consummation of the Arrangement;

•	each outstanding Catamaran restricted stock unit granted prior to January 1, 2014 will fully vest (with performance-based restricted stock unit awards (“PBRSUs”) vesting at 200% of the target level applicable to such PBRSUs), and each such restricted stock unit will be cancelled in exchange for the right to receive the Arrangement Consideration (less any withholding taxes) for each Common Share subject to such award; and

•	each outstanding Catamaran restricted stock unit granted on or after January 1, 2014, whether vested or unvested, will be converted into a restricted stock unit denominated in Parent Shares based on the equity award conversion ratio set forth in the Arrangement Agreement; provided, that (i) the number of Common Shares subject to the PBRSUs immediately prior to the Effective Time will be determined based on a level of performance for such PBRSUs of 166.67% of the target level for any PBRSUs granted in 2014 and 133.33% of the target level for any PBRSUs granted in 2015, and (ii) such restricted stock units will remain subject to the terms and conditions applicable to such restricted stock units (including vesting terms) immediately prior to the consummation of the Arrangement.

The completion of the Arrangement is subject to certain conditions, including, among others, (i) approval by a Yukon court of the Arrangement pursuant to the YBCA, (ii) approval by Catamaran’s shareholders of a resolution approving the Plan of Arrangement, the Arrangement Agreement and the Arrangement (or such other vote as a Yukon court may require), (iii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, and applicable approvals under the Canadian Competition Act, the Investment Canada Act, and Ohio insurance regulations (with respect to Catamaran’s Ohio-based insurance subsidiary), (iv) the absence of any judgment, order, award, injunction or decree that would restrain, enjoin or otherwise prohibit the Arrangement and (v) subject to materiality exceptions, the accuracy of the representations and warranties made by Catamaran, on the one hand, and Parent and Purchaser, on the other hand, and compliance by Catamaran, on the one hand, and Parent and Purchaser, on the other hand, in all material respects with their respective obligations under the Arrangement Agreement. The completion of the Arrangement is not subject to a financing condition.

The Arrangement Agreement contains customary representations and warranties of Catamaran, Parent and Purchaser, and customary covenants of Catamaran, Parent and Purchaser. Catamaran has agreed among other things, (i) to use commercially reasonable efforts to conduct its business in the ordinary course of business during the period between the execution of the Arrangement Agreement and the closing of the Arrangement, (ii) not to solicit alternate transactions and (iii) to call and hold a special shareholders’ meeting to adopt resolutions approving the Plan of Arrangement, the Arrangement Agreement and the Arrangement, in each case, subject to certain customary exceptions.

The Arrangement Agreement contains specified termination rights for both Catamaran and Parent. If the Arrangement Agreement is terminated under certain specified circumstances, Catamaran must pay Parent a termination fee of $450.0 million.

The foregoing summary of the Arrangement Agreement and the transactions contemplated thereby contained in this Item 1.01 does not purport to be a complete description and is qualified in its entirety by reference to the terms and conditions of the Arrangement Agreement, a copy of which is attached as Exhibit 2.1 and incorporated herein by reference.

The Arrangement Agreement has been included in this communication to provide investors and shareholders with information regarding its terms and conditions. It is not intended to provide any other factual information about Catamaran, Parent, Purchaser or any of their respective subsidiaries. The representations and warranties contained in the Arrangement Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Arrangement Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Arrangement Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries with respect to the representations and warranties in the Arrangement Agreement and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Catamaran, Parent, Purchaser or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in Catamaran’s or Parent’s public disclosures.

ITEM 7.01	Regulation FD Disclosure.

On March 30, 2015, Catamaran and Parent issued a joint press release announcing the execution of the Arrangement Agreement, a copy of which is furnished as Exhibit 99.1 hereto and incorporated in this Item 7.01 by reference. The information in this Item 7.01 (including the exhibit hereto) is being furnished under “Item 7.01. Regulation FD Disclosure.” Such information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

* * * * * * *

Important Additional Information

This communication is being made in respect of the proposed transaction involving Catamaran. This communication does not constitute the solicitation of any vote or approval. The proposed transaction will be submitted to the shareholders of Catamaran for their consideration. In connection therewith, Catamaran intends to file relevant materials with the Securities and Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities (collectively, the “Canadian Securities Commissions”), including a preliminary proxy circular and proxy statement and a definitive proxy circular and proxy statement. However, such documents are not currently available. The definitive proxy circular and proxy statement will be mailed to the shareholders of Catamaran. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY CIRCULAR AND PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND CANADIAN SECURITIES COMMISSIONS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL

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CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders may obtain free copies of the definitive proxy circular and proxy statement, any amendments or supplements thereto and other documents containing important information about Catamaran, once such documents are filed with the SEC, at the SEC’s Internet site at www.sec.gov and are also available electronically on the Canadian System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com. Copies of the documents filed with the SEC and SEDAR by Catamaran will be available free of charge on Catamaran’s website via the investor relations of our website at www.catamaranrx.com under the heading “Investors.” Shareholders of Catamaran may also obtain a free copy of the definitive proxy circular and proxy statement and the filings with the SEC and SEDAR that will be incorporated by reference in the proxy circular and proxy statement by contacting Catamaran’s Investor Relations Contact, Tony Perkins, at (312) 261-7805.

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Catamaran is set forth in its definitive proxy circular and proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC and the Canadian Securities Commissions on March 27, 2015, its annual report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC and the Canadian Securities Commissions on March 2, 2015, and in subsequent documents filed with the SEC and SEDAR, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the shareholders of Catamaran and a description of their direct and indirect interests, by share holdings or otherwise, will be contained in the preliminary proxy circular and proxy statement and the definitive proxy circular and proxy statement relating to the proposed transaction and other relevant materials to be filed with the SEC and the Canadian Securities Commissions when they become available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Arrangement Agreement, dated as of March 29, 2015, by and among Catamaran Corporation, UnitedHealth Group Incorporated and 1031387 B.C. Unlimited Limited Liability Company*

99.1	Joint Press Release of Catamaran and Parent issued on March 30, 2015

*	The registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon the request of the SEC in accordance with Item 601(b)(2) of Regulation S-K.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2015

CATAMARAN CORPORATION

By:	/s/ Michael Shapiro
	Name:	Michael Shapiro
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Arrangement Agreement, dated as of March 29, 2015, by and among Catamaran Corporation, UnitedHealth Group Incorporated and 1031387 B.C. Unlimited Limited Liability Company*

99.1	Joint Press Release of Catamaran and Parent issued on March 30, 2015

*	The registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon the request of the SEC in accordance with Item 601(b)(2) of Regulation S-K.